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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Commission

         Date of Report (Date of earliest event reported): May 11, 2000


                                HADCO CORPORATION
             (Exact name of Registrant as specified in its charter)



        MASSACHUSETTS                 0-12102                 04-2393279
(State or other jurisdiction        (Commission              (IRS Employer
      of Incorporation)            File Number)           Identification No.)

                     12A MANOR PARKWAY, SALEM, NEW HAMPSHIRE
                    (Address of principal executive offices)

                                      03079
                                   (Zip Code)

                                 (603) 898-8000
               Registrant's telephone number, including area code



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On May 11, 2000 Hadco Corporation (the "Company") announced that it has established the close of business on May 19, 2000 as the record date for the determination of holders of the Company's common stock entitled to vote at the special meeting of stockholders of the Company to be held on June 23, 2000 or at any adjournments or postponements thereof. The principal purpose of the special meeting is to consider and act upon a proposal to approve the agreement and plan of merger among the Company, Sanmina Corporation and SANM Acquisition Subsidiary, Inc. dated April 17, 2000, as amended, and the associated merger.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         EXHIBIT NO.             DESCRIPTION

         2.1                     Press Release of Hadco Corporation dated May
                                 11, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HADCO CORPORATION


May 15, 2000                                By:  /s/ F. Gordon Bitter
                                                 -------------------------------
                                                 F. Gordon Bitter
                                                 Senior Vice President and Chief
                                                 Financial Officer


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                                  EXHIBIT INDEX

EXHIBIT NO.                                      EXHIBIT

2.1                       Press Release of Hadco Corporation dated May 11, 2000.